EXHIBIT 1
                                    ---------

                             JOINT FILING AGREEMENT

         The undersigned  hereby agree that this Amendment No. 1 to Statement on
Schedule 13G with respect to the beneficial ownership of shares of Common Stock, par value $.001 per share, of Sykes Enterprises, Incorporated is filed jointly, on behalf of each of them.

Dated: December 8, 2000

                                         /s/ Ahmet H. Okumus
                                         -------------------------------
                                         Ahmet H. Okumus


                                         OKUMUS CAPITAL, LLC.

                                       By:  /s/ Ahmet H. Okumus
                                            ----------------------------
                                             Ahmet H. Okumus
                                             Managing Member


                                         OKUMUS ADVISORS, LLC.

                                       By:  /s/ Ahmet H. Okumus
                                            ----------------------------
                                             Ahmet H. Okumus
                                             Managing Member


                                         OKUMUS OPPORTUNITY PARTNERS, LP
                                         By: Okumus Advisors, LLC
                                             its General Partner

                                       By:  /s/ Ahmet H. Okumus
                                            ----------------------------
                                             Ahmet H. Okumus
                                             Managing Member


                                         OKUMUS TECHNOLOGY ADVISORS, LLC.

                                       By:  /s/ Ahmet H. Okumus
                                            ----------------------------
                                             Ahmet H. Okumus
                                             Managing Member





                              (Page 13 of 14 pages)

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                                         OKUMUS TECHNOLOGY VALUE PARTNERS, LP
                                         By: Okumus Advisors, LLC
                                             its General Partner

                                       By:  /s/ Ahmet H. Okumus
                                            ----------------------------
                                             Ahmet H. Okumus
                                             Managing Member



















                              (Page 14 of 14 pages)